                                                                    Exhibit 10.7

[CERTIFICATE]
                           UNITED STATES OF AMERICA
                           COMMONWEALTH OF KENTUCKY
     NUMBER
    R-                   COUNTY OF CARROLL, KENTUCKY               $
                             VARIABLE RATE DEMAND
                       INDUSTRIAL BUILDING REVENUE BOND
                       INDUSTRIAL BUILDING REVENUE BOND
                       (Kentucky Ladder Company Project)



DATED               MATURITY DATE               ISSUE DATE               CUSIP
-----               -------------               ----------               -----
                 September 1, 2015         September 19, 1990        144836 AA 1



REGISTERED OWNER:



                                 NON-NEGOTIABLE


PRINCIPAL AMOUNT:




     The County of Carroll, Kentucky (the "Issuer"), a county and political subdivision of the Commonwealth of Kentucky, for value received, hereby promises to pay (but only out of the sources hereinafter mentioned) to the registered owner specified above, or registered assigns, on the maturity date specified above, unless this Bond shall have been called for redemption in whole or in part and payment of the redemption price shall have been duly made or provided for, upon surrender hereof, the principal amount specified above and to pay (but only out of the sources hereinafter mentioned) interest thereon on each interest Payment Date (as hereinafter defined) from the dated date hereof specified above, until payment of said principal amount has been made or provided for, at the rates determined as provided in this Bond, commencing on the first Interest Payment Date after the dated date hereof specified above.

          So long as this Bond bears interest at a variable Weekly Rate (as hereinafter defined), this Bond shall be purchased on demand of the registered owner hereof as hereinafter described.

          The principal or redemption price of this Bond shall be paid upon presentation and surrender hereof at the principal corporate trust office of Del-Ichi Kangyo Trust Company of New York, as Tender Agent (in such capacity, the "Tender Agent") or at the duly designated office of any duly appointed alternate or successor tender agent. The interest on this Bond shall be payable by check mailed to the registered owner of this Bond at such owner's address as it appears on the Bond Register of the Issuer maintained by the Tender Agent, or, at the request of any registered owner of at least $1,000,000 aggregate principal amount of Bonds, by wire transfer within the continental United States to the bank account number of such owner appearing on the Bond Register. The principal or redemption price of and interest on this Bond shall be paid in any coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts.


     The interest payable as provided in this Bond on any Interest Payment Date, and duly provided for, will be paid to the person in whose name ownership of this Bond is registered at the close of business on the Regular Record Date for such interest, which shall be the day two Business Days prior to the Interest Payment Date; provided that if this Bond bears interest at a Fixed Rate (as hereinafter defined), then the Regular Record Date shall be the 15th day of the month immediately preceding the month in which the Interest Payment Date occurs. Any such interest not so paid or duly provided for on such Interest Payment Date, or within three Business Days thereafter, shall forthwith cease to be payable to the person in whose name this Bond is registered on such Regular Record Date, and shall be paid to the person in whose name this Bond is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee referred to below, notice of which shall be given to such person not less than ten days prior to such Special Record Date, or may be paid, at any time in any other lawful manner, all as more fully provided in the Indenture (as defined on the reverse hereof). This Bond shall bear interest on overdue principal at the rate borne by this Bond during such time.

          THIS BOND IS ISSUED UNDER THE PROVISIONS OF KENTUCKY REVISED STATUTES
103.200 THROUGH 103.286, INCLUSIVE, AND DOES NOT CONSTITUTE AN INDEBTEDNESS OF THE ISSUER, THE COMMONWEALTH OF KENTUCKY, OR ANY POLITICAL SUBDIVISION THEREOF, WITHIN THE MEANING OF THE CONSTITUTION OF THE COMMONWEALTH OF KENTUCKY.

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE SIDE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH IN THE TEXT OF THIS BOND WRITTEN ABOVE.

          This Bond is not valid unless the Certificate of Authentication endorsed hereon is duly executed by the Tender Agent.

          IN WITNESS WHEREOF, the Issuer has caused this Bond to be executed in its name by the manual or facsimile signature of its County Judge/Executive and its official seal or a facsimile thereof to be affixed, imprinted, lithographed or reproduced hereon and attested by the manual or facsimile signature of its County Clerk.


                     FORM OF CERTIFICATE OF AUTHENTICATION

          This Bond is one of the Bonds described in the within mentioned Indenture. Printed hereon is the complete text of the opinion of Cohen, Grigsby, A Professional Corporation, of Pittsburgh, Pennsylvania, Bond Counsel, a signed original of which is on file with the Trustee.

                         DAI-ICHI KANGYO TRUST COMPANY           ATTEST:              COUNTY OF CARROLL, KENTUCKY
                         OF NEW YORK, as Tender Agent

                         By:                                    /s/                   By: /s/ Harold "Shorty" Tomlinson
                            ---------------------------         ------------------      -------------------------------
                             Authorized Signature               Carrol County Clerk     County Judge/Executive


                   [SEAL-COUNTY COURT - CARROLL COUNTY, KY]

This bond is one of a duly authorized series (the "Bonds") limited in aggregate principal amount to $5,000,000 issued under and secured by a Trust Indenture dated as of September 1, 1990 (the "Indenture") between the Issuer and Dai-Ichi Kangyo Trust Company of New York, as Trustee (in such capacity, the "Trustee") to accomplish the public purposes of Chapter 103 of the Kentucky Revised Statutes, as amended (the "Act") by undertaking the financing of a project for Kentucky Ladder Company (the "Company") involving the acquisition and construction of a manufacturing facility consisting of 193,000 square foot building to be located on a parcel of land in Carroll County, Kentucky (the "Project Facilities") for use as a manufacturing facility in the manufacture, processing and assembly of climbing ladder products and related products, together with storage, warehousing and distribution facilities with respect thereto. The Issuer has entered into a Lease Agreement dated as of September 1, 1990 with the Company (the "Financing Agreement") providing for the use of the proceeds of the Bonds to finance the acquisition and construction of the Project Facilities and providing for lease payments by the Company in amounts sufficient to pay, when due, the principal of, premium, if any, on and interest on the Bonds. As security for the Bonds, the Issuer has assigned to the Trustee under and pursuant to the Indenture all of the Issuer's right, title and interest in and to the Financing Agreement and all amounts payable thereunder (except for payments with respect to certain fees and expenses, indemnification payments to the Issuer and excess investment earnings).

The Bonds are issued under the provisions of Kentucky Revised Statutes 103.200 through 103.286 inclusive, and do not constitute an indebtedness of the Issuer, the Commonwealth of Kentucky or any political subdivision thereof within the meaning of the Constitution of the Commonwealth of Kentucky, and are limited obligations of the Issuer payable solely from lease payments to be made by the Company to the Trustee pursuant to the Financing Agreement and from any other moneys pledged to or held by or on behalf of the Trustee or the Tender Agent under the Indenture for such purpose, including, but not limited to, proceeds of drawings on the Letter of Credit described below, and there shall be no other recourse against the Issuer or any other property now or hereafter owned by it. Except as otherwise specified in the Indenture, this Bond is entitled to the benefits of the Indenture equally and natably both as to principal (and redemption price) and interest with all other Bonds issued under the Indenture. No additional Bonds may be issued under the Indenture. Reference is made to the Indenture and the Financing Agreement for a description of the rights of the Owners of the Bonds; the rights and obligations of the Issuer and the Company; the rights, duties and obligations of the Trustee and the Tender Agent; and the provisions relating to amendments and modifications thereof. The acceptance of the terms and conditions of such documents and the Letter of Credit described below (including amplifications and qualifications of the provisions thereof), copies of which or copies of forms of which are on file at the principal corporate trust office of the Trustee, is an explicit and material part of the consideration of the Issuer's issuance hereof, and each owner hereof by acceptance of this Bond accepts and assents to all such terms and conditions as if fully set forth herein. The owner of this Bond shall have the right to enforce the provisions of the Indenture, the Financing Agreement or the Letter of Credit or the rights and remedies thereunder, except as provided in the Indenture. Capitalized terms used in this Bond which are not defined herein but which are defined in the Indenture shall have the respective meanings set forth in the Indenture.

The Company has caused an irrevocable Letter of Credit to be issued by The Dai-Ichi Kangyo Bank, Limited, New York Branch, a Japanese banking corporation, to be delivered to the Tender Agent. Such irrevocable Letter of Credit or any replacement letter of credit or similar credit facility delivered to the Tender Agent in accordance with the terms of the Indenture is herein called the "Letter of Credit." As used herein, the term "Bank" shall mean The Dai-Ichi Kangyo Bank, Limited, New York Branch, as issuer of the Letter of Credit or the bank or financial institution or insurance company issuing any replacement Letter of Credit or similar credit facility. The Tender Agent shall be authorized under the Letter of Credit, subject to the terms and conditions thereof, to draw up to
(a) an amount equal to the principal of the outstanding Bonds (i) to pay the principal of the Bonds when due at maturity or upon redemption or acceleration or (ii) to pay the portion of the purchase price of Bonds corresponding to the principal of Bonds tendered for purchase pursuant to the Indenture to the extent remarketing proceeds are not available for such purpose, plus (b) an amount equal to 53 days' accrued interest on the outstanding Bonds (computed at the maximum rate of 15% per annum) (i) to pay interest on the Bonds when due or (ii) to pay the portion of the purchase price of Bonds tendered for purchase pursuant to the Indenture corresponding to the accrued interest, if any, on such Bonds to the extent remarketing proceeds are not available for such purpose. The Letter of Credit expires on September 19, 1993, unless terminated earlier pursuant to its terms or extended. Subject to the provisions of the Indenture, the Company may, but is not required to, cause the Letter of Credit to be extended or replaced with another Letter or Credit or similar credit facility having substantially similar terms. The Bank is under no obligation to extend the Letter of Credit. Unless the Letter of Credit is extended or replaced in accordance with the terms of the Indenture, this Bond will become subject to mandatory tender, as described below. After a mandatory purchase of Bonds in anticipation of expiration of a Letter of Credit, the Company shall have the right to provide other credit enhancement as security for the Bonds or no credit enhancement thereon. The Letter of Credit is being issued pursuant to a Reimbursement Agreement dated as of September 1, 1990 (the "Reimbursement Agreement") between the Company and the Bank, under which the Company will be obligated, among other things, to reimburse the Bank, with interest, for any draws under the Letter of Credit.

INTEREST ON BONDS

         GENERAL. The Bonds shall bear interest at an initial fixed rate based on a 365-day year (as set forth in the Indenture) from the issue date hereof until October 2, 1990, and thereafter at a Variable Weekly Rate, subject to conversion to a Fixed Rate, as described herein. All computations of interest at Variable Weekly Rates shall be based on a year of 365 or 366 days, as appropriate; and all computations of interest at a Fixed Rate shall be based on a 360-day year of twelve 30-day months. As used in this Bond, the term "Interest Payment Date" means (i) on or prior to the Fixed Rate Conversion Date, the first Business Day of each calendar month and (ii) after the Fixed Rate Conversion Date, each March 1 and September 1. As used in this Bond, the term "Fixed Rate Conversion Date" means the effective date of a conversion of the interest rate on the Bonds from a Variable Weekly rate to a Fixed Rate.

         Variable Weekly Rate. A Variable Weekly Rate shall be determined for each Weekly Rate Period as described below. Weekly Rate Periods shall commence on Wednesday of each week and end at the close of business on Tuesday of the following week; except that in the case of conversion to a Fixed Rate, the last Weekly Rate Period prior to such conversion shall end on the last day immediately preceding the Fixed Rate Conversion Date. The Weekly Rate for each Weekly Rate Period shall be effective from and including the commencement date of such period and shall remain in effect through and including the last day thereof. Each such Weekly Rate shall be determined by the Remarketing Agent (described below) on the Tuesday, or, if such Tuesday is not a Business Day, on the Business Day next preceding the commencement date of the Weekly Rate Period to which it relates and provided by the Remarketing Agent to the Tender Agent by the close of business on that same day. The Weekly Rate so to be determined shall be the lowest rate of interest which, in the judgment of the Remarketing Agent, would cause the Bonds to have a market value equal to the principal amount thereof, plus accrued interest, taking into account Prevailing Market Conditions as of the date of determination; provided that (i) if the Remarketing Agent fails for any reason to determine or notify the Tender Agent of the Weekly Rate for any Weekly Rate Period, the Weekly Rate shall be the same as the Weekly Rate in effect for the immediately preceding Weekly Rate Period, except that if such failure continues for more than one consecutive Weekly Rate Period, the Weekly Rate shall be equal to 80% of the average of the annual bond equivalent yield evaluations at par of 13-week United States Treasury obligations at the most recent Treasury auction and (ii) in no event shall the Weekly Rate for any Weekly Rate Period exceed 15% per annum. No notice of Weekly Rates will be given to the registered owners of the Bonds; however, such owners may obtain Weekly Rates from the Tender Agent or the Remarketing Agent. All determinations of Weekly Rates pursuant to the Indenture shall be conclusive and binding upon the Issuer, the Company, the Bank, the Trustee, the Tender Agent and the registered owners of the Bonds to which such rates are applicable. The Issuer, the Company, the Bank, the Trustee, the Tender Agent and the Remarketing Agent shall not be liable to any registered owner for failure to give any notice required with respect to Weekly Rates or for the failure of any registered owner to receive any such notice.

         FIXED RATE. The Indenture provides that the Company, with the provision of a Favorable Opinion of nationally recognized bond counsel and upon compliance with certain other conditions, has the right to convert the interest rate on this Bond to a Fixed Rate to maturity. In the event of such conversion, this Bond shall be subject to mandatory tender for purchase on the Fixed Rate Conversion Date, unless the registered owner elects to retain this Bond. After the Fixed Rate Conversion Date (i) the rate borne on the Bonds shall be a Fixed Rate, (ii) the registered owner of this Bond shall have no right to tender this Bond for purchase, and (iii) the original Letter of Credit shall be terminated. In the event the Bonds are converted to a Fixed Rate, the Company may provide for a Fixed Rate Letter of Credit or other credit enhancement.

OPTIONAL TENDER

While this Bond bears interest at the Variable Weekly Rate, the registered owner of this Bond has the right to tender this Bond (or a portion hereof equal to a whole multiple of $100,000 in principal amount for purchase, at a price equal to the principal amount hereof (or of such portion) plus accrued interest, on any Business Day upon written notice to the Tender Agent and the Remarketing Agent on any Business Day at least seven (7) days prior to the Business Day on which such purchase is to be made.

         Each notice of tender shall (1) be delivered to the Tender Agent at its principal corporate trust office and to the Remarketing Agent at its principal office and be substantially in the form prescribed by the Indenture or in other form satisfactory to the Tender Agent; (2) state (A) the principal amount of this Bond to which the notice relates, (B) the serial number of this Bond, (C) that the registered owner irrevocably demands purchase of this Bond (or a specified portion hereof in an amount equal to a whole multiple of $100,000), (D) the date on which this Bond (or such specified portion) is to be purchased, and (E) payment instructions with respect to the purchase price; and
(3) automatically constitute (A) an irrevocable offer to sell this Bond (or such specified portion) on the purchase date at a price equal to the principal amount of this Bond (or such specified portion) plus any interest thereon accrued and unpaid as of the purchase date, (B) an irrevocable authorization and instruction to the Tender Agent to effect transfer of this Bond (or such portion specified upon payment of such price to the Tender Agent on the purchase date (C) an authorization and instruction to the Tender Agent to effect the exchange of this Bond in whole or in part for other Bonds in an equal aggregate principal amount so as to facilitate the sale of this Bond (or such specified portion), and (D) an acknowledgement that such registered owner will have no further rights with respect to this Bond (or such specified portion) upon payment of the purchase price thereof to the Tender Agent on the purchase date, except for the right of such registered owner to receive such purchase price upon surrender of this Bond to the Tender Agent endorsed for transfer in blank and with guaranty of signature satisfactory to the Tender Agent. The determination of the Tender Agent as to whether a notice of tender has been properly delivered pursuant to the foregoing shall be conclusive and binding upon the registered owner.

     All Bonds tendered for redemption must be delivered to the principal corporate trust office of the Tender Agent at or before 11:00 a.m. on the purchase date, and if such Bond is to be purchased prior to the next succeeding interest payment date and after the Record Date in respect thereof (which is two Business Days prior to such Interest Payment Date), a non-recourse due-bill for interest due from the preceding Interest Payment Date to the next succeeding Interest Payment Date. Any owner who fails to deliver such Bond for purchase on or before the purchase date shall have no further rights thereunder except the right to receive the purchase price thereof upon presentation and surrender of such Bond (or portion thereof) to the Tender Agent property endorsed for transfer in blank.

MANDATORY TENDER

     While this Bond bears interest at a Variable Weekly Rate, this Bond is subject to mandatory tender for purchase, at a price equal to the principal amount hereof plus accrued interest (the "purchase price"), on (i) the Fixed Rate Conversion Date in the event of a conversion of the interest rate on this Bond to a Fixed Rate and (ii) on the Interest Payment Date immediately preceding the expiration date of the Letter of Credit then in effect in the event such Letter of Credit shall not have been extended or replaced in accordance with the terms of the Indenture if the Fixed Rate Conversion Date coincides with the Interest Payment Date immediately preceding the expiration date of the Letter of Credit, it shall be a Fixed Rate Conversion Date for the purpose of mandatory tender.

     Any Bond which the registered owner has not elected to continue to own after a mandatory tender date in accordance with the procedure and conditions for such election described in the Indenture and which is not surrendered on the mandatory tender date, but for which there has been irrevocably deposited with the Tender Agent an amount sufficient to pay the purchase price thereof, shall be deemed to have been tendered on the mandatory tender date and interest on such Bond shall cease to accrue on the mandatory tender date. Thereafter, the registered owner of such Bond shall not be entitled to any payment other than the purchase price for such Bond upon surrender thereof to the Tender Agent endorsed for transfer in blank and with guaranty of signature satisfactory to the Tender Agent. Except for payment of such purchase price from moneys held by the Tender Agent for such purpose, such Bond shall no longer be outstanding and entitled to the benefits of the Indenture. On the mandatory tender date the Tender Agent shall authenticate and deliver to the new purchasers thereof substitute Bonds in lieu of such un-surrendered Bonds.

OPTIONAL REDEMPTION

     So long as the rate of interest on the Bonds has not been converted to a Fixed Rate, the Bonds are subject to redemption prior to maturity at the option of the Issuer, upon the direction of the Company, on any Interest Payment Date in whole or in part by lot, at a redemption price equal to 100% of the principal amount thereof plus interest accrued to the redemption date.

     After the rate of interest on the Bonds has been converted to a Fixed Rate, the Bonds shall not be subject to optional redemption upon any Interest Payment Date as provided in the immediately preceding paragraph, but shall be subject to redemption prior to maturity at the option of the Issuer, upon the direction of the Company. in whole or in part, at any time during the applicable redemption periods and at the redemption prices set forth in the Indenture.

EXTRAORDINARY OPTIONAL REDEMPTION

     The Bonds are subject to redemption prior to maturity at the option of the Issuer, upon direction of the Company, in whole on any date, at a redemption price equal to 100% of the principal amount thereof plus interest accrued to the redemption date following the occurrence of any of the following events: (a) the Project Facilities (or the manufacturing facilities of which they are a part) shall have been damaged or destroyed to such extent that, in the Company's judgment, (i) they cannot be reasonably restored when a period of six months to substantially the same condition thereof immediately preceding such damage or destruction, (ii) the normal operation of such facilities will thereby be prevented for a period of six months or more, or (iii) the cost of restoration of such facilities would exceed by $100,000 the net proceeds of insurance carried thereon, plus amounts deductible under such insurance; or (b) title to, or the temporary use of, the Project Facilities (or the manufacturing facilities of which they are a part) or a part thereof shall have been taken under the power of eminent domain by any governmental body or by any person, firm or corporation acting under governmental authority for a bona fide sale in lieu of such taking shall have occurred) to such an extent that, in the Company's judgment, the normal operation of such facilities will thereby be prevented for a period of six months or more; or (b) any Federal, state or local body exercising governmental or judicial authority shall have taken any action which results in unreasonable burdens or excessive liabilities, including without limitation taxes not presently levied, with respect to the Project Facilities (or the manufacturing facilities of which they are a part) or the ownership or operation thereof, which in the company's judgment render such facilities or the operation thereof impractical or uneconomic.

SPECIAL MANDATORY REDEMPTION

     The Bonds are subject to mandatory redemption prior to maturity in whole following the occurrence of a Determination of Taxability (as hereinafter defined), such mandatory redemption to be made as soon as practicable after the date on which the Trustee first receives written notice of the Determination of Taxability, at a redemption price equal to 100% of the principal amount thereof, plus accrued interest to the redemption date. As used herein and in the Indenture, a "Determination of Taxability" shall mean one of the following determinations, made in regard to Section 103 of the Internal Revenue Code of 1986 and the rules and regulations thereunder (including any amendments and successor provisions thereto, the "Code"), to the effect that the interest payable on the Bonds is includable in the gross income of the owners of the Bonds (other than an owner who is a "substantial user" or "related person" as such terms are used in the Code): (i) a final determination, decision or decree by the Commissioner or any District Director of Internal Revenue, or by any court of competent jurisdiction, which is not subject to further review, in a proceeding in which the Company was afforded the opportunity to contest the issues involving Federal income tax treatment of interest on the Bonds, either directly or in the name of the owner of the Bonds, at the Company's expense, as described in the Indenture, or (ii) a determination that the $10,000,000 limitation set forth in Section 144(a)(4)(A) of the Code or the $40,000,000 limitation set forth in Section 144(a)(10) of the Code has been exceeded, which determination shall be deemed to have been made on the date which the Company or any principal user of the Project Facilities files any tax schedule, return or document with the Internal Revenue Service and the Trustee which expressly discloses that either of such limits has been exceeded, or (iii) an opinion of nationally recognized bond counsel furnished by the Company to the Trustee.

EXTRAORDINARY MANDATORY REDEMPTION

     If the rate of interest on the Bonds has been converted to a Fixed Rate and in connection with such conversion a Fixed Rate Letter of Credit has been delivered to the Tender Agent, then the Bonds are subject to mandatory redemption, at a price equal to the principal amount thereof plus accrued interest to the redemption date, on the Interest Payment Date immediately preceding the expiration date of the Fixed Rate Letter of Credit then in effect in the event such Fixed Rate Letter of Credit shall not have been extended or replaced in accordance with the terms of the Indenture.

REDEMPTION NOTICE

     Any notice of redemption shall be given not more than 60 and not less than 30 days prior to the redemption date, by mailing a copy of the redemption notice by first class mail, postage prepaid, to the registered owner of each Bond to be redeemed in whole or in part at the address shown on the Bond Register. Notice of optional redemption may be conditioned upon the deposit of moneys in the Bond Fund established under the Indenture before the date fixed for redemption and such notice shall be of no effect and the redemption shall be deemed cancelled unless such moneys are so deposited. All Bonds or portions thereof so called for redemption will cease to bear interest on the specified redemption date provided funds for their redemption will cease to bear interest on the specified redemption date provided funds for their redemption are on deposit at the principal place of payment at that time.

DEFAULT ACCELERATION

     If an Event of Default as defined in the Indenture occurs, the principal of all Bonds issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

DENOMINATIONS, TRANSFER, OWNERSHIP

     Subject to the provisions of the Indenture, the Bonds are issuable as registered Bonds in the denomination of $100,000 or any whole multiple thereof, except that if the interest rate borne by the Bonds is converted to a Fixed Rate, replacement Bonds shall be in the denomination of $5,000 or any whole multiple thereof. Subject to the limitations provided in the Indenture and upon payment of any tax or governmental charge, Bonds may be exchanged for a like aggregate principal amount of Bonds of authorized denominations.

     This Bond is transferable by the registered owner hereof or his duly authorized attorney at the principal corporate trust office of Dai-Ichi Kangyo Trust Company of New York, as Tender Agent, or at the duly designated office of any duly appointed alternate or successor bond registrar, upon surrender of this Bond, accompanied by a duly executed instrument of transfer in form and with guaranty of signature satisfactory to the Tender Agent, subject to such reasonable regulations as the Issuer, the Trustee or the Tender Agent may prescribe, and upon payment of any tax or other governmental charge incident to such transfer. Upon any such transfer a new Bond or Bonds in the same aggregate principal amount will be issued to the transferee. Except as provided in the Indenture, the person in whose name this Bond is registered on the Bond Register shall be deemed the owner hereof for all purposes, and the Issuer, the Trustee, the Tender Agent and the Remarketing Agent shall not be affected by any notice to the contrary.

     THIS BOND IS A LIMITED OBLIGATION OF THE ISSUER AND IS PAYABLE SOLELY FROM THE SOURCES REFERRED TO HEREIN. NEITHER THE GENERAL CREDIT NOR THE TAXING POWER OF THE COUNTY OF CARROLL, THE COMMONWEALTH OF KENTUCKY OR ANY POLITICAL SUBDIVISION THEREOF IS PLEDGED TO THE PAYMENT OF THIS BOND, AND THIS BOND SHALL NOT BE OR BE DEEMED AN OBLIGATION OF THE COUNTY OF CARROLL, THE COMMONWEALTH OF KENTUCKY OR ANY POLITICAL SUBDIVISION THEREOF, WITHIN THE MEANING OF THE CONSTITUTION OF THE COMMONWEALTH OF KENTUCKY.

     The liability of the undersigned shall be limited to the proceeds resulting from the lease of the Project Facilities and the payments, revenues, rents and receipts receivable by the Issuer therefrom.

     No covenant or agreement contained in this Bond shall be deemed to be the covenant or agreement of any member, officer, attorney, agent or employee of the Issuer in an individual capacity. No recourse shall be had for the payment of the principal, the interest thereon, or the premium, if any, payable upon the redemption of this Bond or any claim based thereon against any officer, member, agent, attorney or employee of the Issuer past or future, or its successors or assigns, as such, either directly or through the issuer or any such successor whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all of such liability of such members, officers, agents, attorneys or employees being hereby released as a condition of and and as a consideration for the execution and delivery of this Bond.

     All acts, conditions and things required by the laws of the Commonwealth of Kentucky and by the Indenture to exist, to have happened and to have been performed prior to or in connection with the issuance of this Bond do exist, have happened, and have been performed.


                             FORM OF ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of the within Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common     TEN ENT - as tenants by the entireties    JT TEN - as joint tenants with the
                                                                                      right of survivorship and
                                                                                      not as tenants in common
                                                                                  under Uniform Gift to Minors

UNIFORM GIFT MIN ACT -                          Custodian                         Act
                      -------------------------          ------------------------    ------------------------
                            (Cust)                           (Minor)                      (State)

   Additional abbreviations may also be used though not in the above list.
                               FORM OF ASSIGNMENT


     For value received, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________________
the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________________, attorney to transfer the said Bond on the Bond Register, with full power of substitution in the premises.

Assignor's Signature:              Social Security Number or
Date:                              Employer Identification
Signature guaranteed:              Number of Transferee:
                     ------------                        ----------------------
                                        NOTE: The assignor's signature to this
                                        Assignment must correspond with the name as it appears on the face of the within Bond in every particular without alteration or any change whatsoever.



To the Purchasers of the Below Referenced Bonds

     Re: $5,000,000 County of Carroll, Kentucky Variable
         Rate Demand Industrial Building Revenue Bonds
         (Kentucky Ladder Company Project)
         ------------------------------------------------

Ladies and Gentlemen:

     We have acted as Bond Counsel in connection with the issuance by the County of Carroll, Kentucky (the "Issuer") of $5,000,000 aggregate principal amount of its Variable Rate Demand Industrial Building Revenue Bonds (Kentucky Ladder Company Project) (the "Bonds"). The Bonds are being issued to finance a project (the "Project") for Kentucky Ladder Company (the "Company") consisting of the acquisition and construction of a manufacturing facility. The Project has been undertaken by the Issuer to accomplish the public purposes of Chapter 103 of the Kentucky Revised Statutes, as amended (the "Act").

     The Bonds are being issued under and are secured by a Trust Indenture (the "Indenture") dated as of September 1, 1990 between the Issuer and Dai-Ichi Kangyo Trust Company of New York as Trustee (the "Trustee"). Under the terms of a Lease Agreement dated as of September 1, 1990 (the "Financing Agreement") between the Issuer and the Company, the Company has agreed to make lease payments to be used to pay when due the principal of, and premium, if any, and interest on the Bonds, and such payments and other revenues under the Financing Agreement (collectively, the "Revenues") and the rights of the Issuer under the Financing Agreement (except rights to payments with respect to certain fees and expenses, indemnification, and excess investment earnings) are pledged and assigned by the Issuer as security for the Bonds. As additional security for the Bonds, the Company has caused the Bonds to be secured by an irrevocable letter of credit (the "Letter of Credit") issued by The Dai-Ichi Kangyo Bank, Limited, New York Branch (the "Bank"). The Letter of Credit has a stated expiration date of September 19, 1993, but may be terminated earlier or extended pursuant to its terms.

     In our capacity as Bond Counsel, we have examined such documents, records of the Issuer and other instruments as we deemed necessary to enable us to express the opinions set forth below, including the Act, the Code (as hereinafter defined) and original counterparts or certified copies of the Indenture, the Financing Agreement, the Letter of Credit, the Reimbursement Agreement and the application to the Kentucky Private Activity Bond Allocation Committee and the approval of that application. With respect to matters pertaining to the Company, including the due authorization, execution and delivery of the Financing Agreement and the Company's power to enter into and perform its obligations thereunder, we have relied on the opinion of Eric J. Werner, Esq., Corporate Counsel for the Company, a copy of which opinion has been filed with the Trustee. With respect to the validity of the Letter of Credit, we have relied on the opinion of Winthrop, Stimson, Putnam & Roberts, counsel for the Bank, a copy of which opinion has been filed by the Trustee. With respect to matters of Kentucky law, we have relied on the opinion of Stites & Harbinson, local bond counsel, a copy of which opinion has been filed with the Trustee.

     In addition, we have assumed (i) the genuineness of the signatures, and the authority, of persons signing all documents in connection with which this opinion is rendered, (ii) the authenticity of all documents submitted to us as originals, (iii) the conformity to authentic original documents of all documents submitted to us as copies and the authenticity of the originals of said copies, and (iv) in the case of documents submitted to us as forms or drafts, that such documents have been duly executed and delivered on behalf of the parties thereto in the form examined by us and are in full force and effect on the date hereof.

     Based on the foregoing, it is our opinion that, under existing law and as of the date hereof:

     1. The Issuer is duly created and validly existing as a county and political subdivision of the Commonwealth of Kentucky, organized and existing under the laws of the Commonwealth of Kentucky, with full power and authority to undertake the Project, to execute, deliver and perform the Financing Agreement and the Indenture and to issue and sell the Bonds.

     2. The Financing Agreement and the indenture have been duly authorized, executed and delivered by the Issuer and constitute the legal, valid and binding obligations of the Issuer in accordance with their respective terms. The Agreement creates a valid lien on the Revenues and on the rights of the Issuer under the Financing Agreement (except rights to payments with respect to certain fees and expenses, indemnification and excess investment earnings).

     3. All right, title and interest of the Issuer in and to the Financing Agreement (except for payments with respect to certain fees and expenses. Indemnification and excess investment earnings) have been validly assigned to the Trustee.

     4. The issuance and sale of the Bonds have been duly authorized by the Issuer; the Bonds have been duly executed and delivered by the Issuer and the authenticated by the Tender Agent; and the Bonds are legal, valid and binding limited obligations of the Issuer in accordance with their terms and are entitled to the benefit and security of the Indenture.

     5. The interest to be paid on the Bonds will be excludable from gross income for federal income tax purposes, except for any period during which a Bond is held by a "substantial user" of the facilities financed by the Bonds or a "related person" within the meaning of Section 147(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and except that the Company or another person, by taking action after the date hereof that causes the $10,000,000 limitation set forth in Section 144(a)(4)(A) of the Code or the $40,000,000 limit set forth in Section 144(a)(10) of the Code to be exceeded, may cause interest on the Bonds to become included in gross income (retroactive to the date of their issuance, in the case of $40,000,000 limitation) for federal income tax purposes. It should be noted, however, that interest on the Bonds is an item of tax preference for purposes of the federal alternative minimum tax imposed on individuals and corporations. In addition to the foregoing exceptions, the opinion set forth in the first sentence of this paragraph is subject to the condition that the Issuer and the Company comply with all requirements of the Code that must be satisfied subsequent to the issuance of the Bonds in order that interest thereon be, or continue to be, excluded from gross income for federal income tax purposes. The Issuer and the Company have covenanted to comply with each such requirement. Failure to comply with certain of such requirements may cause the inclusion of interest on the Bonds in gross income for federal income tax purposes to be retroactive to the date of issuance of the Bonds. We express no opinion regarding other federal tax consequences arising with respect to the Bonds.

     6. Interest to be paid on the Bonds is exempt from taxation by the Commonwealth of Kentucky and the Bonds are exempt from ad valorem taxation (except inheritance taxes) by the Commonwealth of Kentucky and all of its political subdivisions.

     It is to be understood that the rights of the holders of the Bonds and the enforceability of the Bonds and the Financing Agreement may be subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights heretofore or hereafter enacted to the extent constitutionally applicable and that their enforcement may also be subject to the exercise of judicial discretion in appropriate cases.

     Ownership of the Bonds may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred or continued indebtedness to purchase or carry the Bonds. We express no opinion as to such collateral income tax consequences.

     We express no opinion herein with respect to the adequacy or accuracy of any placement memorandum or other information pertaining to the offering for sale of the Bonds.

     We call your attention to the fact that the Bonds are limited obligations of the Issuer payable only out of payments to be made by the Company pursuant to the Financing Agreement, drawings under the Letter of Credit and certain other moneys available therefor, and that the Bonds do not pledge the credit or taxing power of the County of Carroll, the Commonwealth of Kentucky or any political subdivision thereof.

     Also, we do not render any opinion with respect to title to the Project facilities or the priority of any liens of any document.

                                             Very truly yours,



                                             COHEN & GRIGSBY
                                             A Profesional Corporation